Court Approves BowFlex Inc. Purchase Agreement by Johnson Health Tech

VANCOUVER, Wash.—(BUSINESS WIRE)—April 15, 2024—BowFlex Inc. (“BowFlex” or “the Company”) today announced that the U.S. Bankruptcy Court for the District of New Jersey (the “Court”) entered an order approving the sale of the Acquired Assets pursuant to the terms of the previously announced Stalking Horse Asset Purchase Agreement (“Purchase Agreement”) with Johnson Health Tech Retail, Inc. (“Johnson Health Tech” and such order, the “Sale Order”). Pursuant to the terms of the Purchase Agreement, Johnson Health Tech has agreed to acquire substantially all of the Company’s assets (the “Acquired Assets”) for $37,500,000 in cash, less certain adjustments.

“We are pleased that the Court has approved this transaction with Johnson Health Tech,” said Jim Barr, BowFlex Inc. Chief Executive Officer. “Johnson Health Tech is among the world’s largest and fastest-growing fitness equipment manufacturers and home to some of the most respected brands in the fitness industry, making them the right organization to lead BowFlex into its next chapter.”

The transaction remains subject to customary closing conditions and is expected to close on or around April 22, 2024.

Additional information about the asset sale and court-supervised process is available online at https://dm.epiq11.com/Bowflex, or by contacting the Company’s Claims Agent, Epiq, at BowflexInc@epiqglobal.com or by calling toll-free at (888) 311-7005 or +1 (971) 328-4573 for calls originating outside of the U.S.

Advisors
Sidley Austin LLP and Holland & Hart LLP are serving as legal advisors to BowFlex. FTI Consulting, Inc. and FTI Capital Advisors LLC have been retained as financial advisor and investment banker to BowFlex to manage the sale process.

Forward-Looking Statements

This press release includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases, the Company’s expectations regarding the Stalking Horse Asset Purchase Agreement, the Bankruptcy Court’s approval and entry of the Sales Order, the anticipated closing and closing date of the Asset Sale, and the anticipated proceeds from the Asset Sale. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements also include: risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to sell any of its assets; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. Additional assumptions, risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

Contacts

Investor Relations:
John Mills
ICR, LLC
646-277-1254
John.Mills@icrinc.com

Media:
Edelman Smithfield
bowflex@edelmansmithfield.com

Hanna Decker
BowFlex Inc.
hdecker@bowflex.com